Exhibit 3.33

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:44 AM 11/01/2012
FILED 09:44 AM 11/01/2012
SRV 121184519 – 5234006 FILE

STATE of DELAWARE
LIMITED LIABILITY COMPANY
CERTIFICATE of FORMATION

First: The name of the limited liability company is Whistler Energy II, LLC

Second: The address of its registered office in the State of Delaware is 1209 Orange St. in the City of Wilmington. Zip code 19801. The name of its Registered agent at such address is The Corporation Trust Company

Third: (Use this paragraph only if the company is to have a specific effective date of dissolution: “The latest date on which the limited liability company is to dissolve is N/A.”)

Fourth: (Insert any other matters the members determine to include herein.)

In Witness Whereof, the undersigned have executed this Certificate of Formation this 29th day of October, 2012.

By:	/s/ Paul J. Goodwine
Authorized Person (s)

Name:	Paul J. Goodwine
Attorney for Whistler Energy II, LLC

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE
REGISTERED OFFICE OR REGISTERED AGENT OF A
LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is Whistler Energy II, LLC.

2.              The Registered Office of the limited liability company in the State of Delaware is changed to 251 Little Falls Drive (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation service Company.

By:	/s/ STEVEN K. MCCANN
Authorized Person

Name:	STEVEN K. MCCANN
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State of Delaware
Secretary of State
Division of Corporations
Delivered 11:27 AM 01/16/2018
FILED 11:27 AM 01/16/2018
SR 20180227916 - File Number 5234006

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:00 AM 10/03/2018
FILED 02:00 AM 10/03/2018
SR 20186964240 - File Number 5234006

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE
REGISTERED OFFICE OR REGISTERED AGENT OF A
LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is Whistler Energy II, LLC.

2.            The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center, 1209 Orange street (street), in the City of Wilmington, Zip Code 19801. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE COPRATION TRUST COMPANY.

By:	/s/ Deborah S. Huston
Authorized Person

Name:	Deborah S. Huston
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State of Delaware
Secretary of State
Division of Corporations
Delivered 11:22 AM 12/21/2018
FILED 11:22 AM 12/21/2018
SR 20188310720 - File Number 5234006

CERTIFICATE OF MERGER

MERGING

WHISTLER ENERGY BLOCKERCO, LLC

WITH AND INTO

WHISTLER ENERGY II, LLC

December 21, 2018

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, Whistler Energy II, LLC, a Delaware limited liability company (the “Company”) hereby certifies the following information relating to the merger of Whistler Energy BlockerCo, LLC, a Delaware limited liability company (“Whistler BlockerCo”) with and into the Company (the “Merger”):

FIRST: The name and state of formation of each of the constituent entities (the “Constituent Companies”) of the Merger are as follows:

Name	State of Domicile

Whistler Energy II, LLC	Delaware

Whistler Energy BlockerCo, LLC	Delaware

SECOND: The Agreement and Plan of Merger dated as of December 21, 2018, by and between the Constituent Companies (the “Merger Agreement”), setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Companies in accordance with Title 6, Section 18-209 of the Delaware Limited Liability Company Act,

THIRD: The Company is the surviving limited liability company of the Merger (the “Surviving Entity”), and the name of the Surviving Entity shall be “Whistler Energy II, LLC.”

FOURTH: This Certificate of Merger, and the Merger shall become effective on December 31, 2018 at 11:59 p.m. eastern time.

FIFTH: The Limited Liability Company Agreement of the Surviving Entity shall be the existing Limited Liability Company Agreement of the Company, as amended and in effect immediately prior to the Merger.

SIXTH: The Merger Agreement is on file at the office of the Surviving Entity at 333 Clay Street, Suite 3300; Houston, Texas 77002.

SEVENTH: A copy of the Merger Agreement will be furnished by the Surviving Entity, on request and without cost, to any member of either the Company or Whistler BlockerCo.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the date first written above.

WHISTLER ENERGY II, LLC

By:	/s/ Deborah S. Huston
	Name:	Deborah S. Huston
	Title:	Vice President, Deputy General
Counsel, and Assistant Secretary

Signature Page
Certificate of Merger

State of Delaware Secretary of State Division of Corporation Delivered 11:29 AM 12/21/2018 FILED 11:29 AM 12/21/2018 SR 20188310728 - File Number 5234006

CERTIFICATE OF MERGER

MERGING

WHISTLER ENERGY EMPLOYERCO, LLC

WITH AND INTO

WHISTLER ENERGY II, LLC

December 21, 2018

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, Whistler Energy II, LLC, a Delaware limited liability company (the “Company”) hereby certifies the following information relating to the merger of Whistler Energy EmployerCo, LLC, a Delaware limited liability company (“Whistler Employer Co”) with and into the Company (the “Merger”):

FIRST: The name and state of formation of each of the constituent entities (the “Constituent Companies”) of the Merger are as follows:

Name	State of Domicile

Whistler Energy II, LLC	Delaware

Whistler Energy EmpioyerCo, LLC	Delaware

SECOND: The Agreement and Plan of Merger dated as of December 21, 2018, by and between the Constituent Companies (the “Merger Agreement”), setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Companies in accordance with Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

THIRD: The Company is the surviving limited liability company of the Merger (the “Surviving Entity”), and the name of the Surviving Entity shall be “Whistler Energy II, LLC.”

FOURTH: This Certificate of Merger, and the Merger shall become effective on January 2, 2019 at 11:59 p.m. eastern time.

FIFTH: The Limited Liability Company Agreement of the Surviving Entity shall be the existing Limited Liability Company Agreement of the Company, as amended and in effect immediately prior to the Merger.

SIXTH: The Merger Agreement is on file at the office of the Surviving Entity at 333 Clay Street, Suite 3300; Houston, Texas 77002.

SEVENTH: A copy of the Merger Agreement will be furnished by the Surviving Entity, on request and without cost, to any member of either the Company or Whistler EmployerCo.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate of Merger as of the date first written above.

WHISTLER ENERGY II, LLC

By:	/s/ Deborah Huston
	Name:	Deborah Huston
	Title:	Vice President, Deputy General Counsel, and Assistant Secretary

Signature Page

Certificate of Merger

State of Delaware Secretary of State Division of Corporation Delivered 05:43 PM 04/08/2019 FILED 05:43 PM 04/08/2019 SR 20192654191 - File Number 5234006

STATE OF DELAWARE CERTIFICATE OF AMENDMEN

1.	Name of Limited Liability Company:
Whistler Energy II, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

change the company name from Whistler Energy II, LLC to Talos Oil and Gas LLC

IN WITNESS WHEREOF, the undersigned has executed this certificate on the 8th day of  April, A.D. 2019

By:	/s/ Deborah S. Huston
Authorized Person(s)

Name:	Deborah S. Huston
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